MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-2
June 1, 2002 through June 30, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables						$749,838,665.05
B.	Level Pay Pool Balance of the Initial Receivables		$605,915,902.60
C.	Last Scheduled Payment Pool Balance of the Initial
	Receivables							$143,922,762.45
D.	Notes
	1.	Class A-1
		a.	Initial Balance					$94,169,000.00
		b.	Note Interest Rate				1.84260%
		c.	Noteholders' Final Scheduled Payment Date	June 16, 2003
	2.	Class A-2
		a.	Initial Balance					$279,000,000.00
		b.	Note Interest Rate				2.640%
		c.	Noteholders' Final Scheduled Payment Date	June 15, 2005
		d.	Class A Allocation Percentage			86.70%
	3.	Class A-3
		a.	Initial Balance					$181,000,000.00
		b.	Note Interest Rate				3.670%
		c.	Noteholders' Final Scheduled Payment Date	July 17, 2006
		d.	Class A Allocation Percentage			86.70%
	4.	Class A-4
		a.	Initial Balance					$227,500,000.00
		b.	Note Interest Rate				4.3000%
		c.	Noteholders' Final Scheduled Payment Date	March 15, 2010
		d.	Class A Allocation Percentage			86.70%
	5.	Class B
		a.	Initial Balance					$69,535,000.00
		b.	Note Interest Rate				4.670%
		c.	Noteholders' Final Scheduled Payment Date	March 15, 2010
		d.	Class B Allocation Percentage			8.77%
	6.	Class C
		a.	Initial Balance					$35,966,000.00
		b.	Note Interest Rate				5.550%
		c.	Noteholders' Final Scheduled Payment Date	March 15, 2010
		d.	Class C Allocation Percentage			4.54%
E.	Certificates Initial Balance					$71,933,046.52
F.	Servicing Fee Rate 						1.00%
		Servicing Fee Rate for Deferred Receivables during
		Deferral Period						0.25%
G.	Weighted Average Coupon (WAC) of the Initial Receivables	7.804%
H.	Weighted Average Original Number of Payments of the
	Initial Receivables (Months)					60
I.	Weighted Average Remaining Number of Payments of the
	Initial Receivables (Months)					60
J.	Number of Initial Receivables					29,771
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage of
		Initial Pool						4.25%
	2.	Reserve Account Deposit on the Closing Date		$30,572,895.42
	3.	Specified Reserve Balance Percentage			4.25%
L.	Yield Supplement Account Deposit on the Closing Date		$4,745,504.50
M.	Yield Supplement Over Collateralization Balance on
	Closing Date							$30,476,419.88
N.	Adjusted Principal Balance of Initial Receivables		$719,362,245.17
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted
		Principal Amount)					$239,740,801.35
	2.	Initial Closing Date					June 19, 2002
	3.	End of Pre-Funding Period				16-Dec-02
	4.	Fixed Percentage for Calculating Maximum
		Negative Carry Amount					1.25%
	5.	Negative Carry Account Initial Deposit			$2,346,941.20

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance						$749,838,665.05
B.	Level Payment Pool Balance					$605,915,902.60
C.	Last Scheduled Payment Pool Balance				$143,922,762.45
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance			$94,169,000.00
		b.	Interest Carryover Shortfall			0.00
		c.	Principal Carryover Shortfall			0.00
	2.	Class A-2
		a.	Prior Month Note Balance			$279,000,000.00
		b.	Interest Carryover Shortfall			0.00
		c.	Principal Carryover Shortfall			0.00
	3.	Class A-3
		a.	Prior Month Note Balance			$181,000,000.00
		b.	Interest Carryover Shortfall			0.00
		c.	Principal Carryover Shortfall			0.00
	4.	Class A-4
		a.	Prior Month Note Balance			$227,500,000.00
		b.	Interest Carryover Shortfall			0.00
		c.	Principal Carryover Shortfall			0.00
	5.	Class B
		a.	Prior Month Note Balance			$69,535,000.00
		b.	Interest Carryover Shortfall			0.00
		c.	Principal Carryover Shortfall			0.00
	6.	Class C
		a.	Prior Month Note Balance			$35,966,000.00
		b.	Interest Carryover Shortfall			0.00
		c.	Principal Carryover Shortfall			0.00
E.	Certificate Balance						$71,933,046.52
F.	Reserve Account Balance						$30,572,895.42
G.	Yield Supplement Account Balance				$4,745,504.50
H.	Payahead Account Balance					$46,814.18
I.	Yield Supplement Over Collateralization Balance 		$30,476,419.88
J.	Pre-Funding Account Balance					$239,740,801.35
K. 	Negative Carry Account Balance					$2,346,941.20
L.	Deferred Receivables						$229,849,311.89
M.	Cumulative Losses for All Prior Periods				$0.00
N.	Weighted Average Coupon (WAC)					7.804%
O.	Weighted Average Remaining Term to Maturity  (WAM) 		60.00
P	Number of Contracts						29,771
Q	Total Subsequent Receivables Sold as of Related
	Cutoff Dates
	1.	Level Pay Balance					0.00
	2.	Last Scheduled Payment Balance				0.00
	3.	Total							0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction				246,944.66
	2.	Prepayments in Full					10,480.80
	3.	Repurchased Receivables Principal 			0.00
	4.	Repurchased Receivables Interest			0.00
B.	Total Collections for Precomputed Contracts 			270,785.50
C.	Precomputed Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal					0.00
	2.	Repurchased Receivables Principal 			0.00
	3.	Repurchased Receivables Interest			0.00
	4.	Last Scheduled Payment Principal Paid in Full
		Prior to Month of Maturity				0.00
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month					0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction					6,558,511.71
	2.	Collected Principal					6,558,511.71
	3.	Collected Interest					2,616,953.50
	4.	Repurchased Receivables Principal 			0.00
	5.	Repurchased Receivables Interest			0.00
E.	Simple Interest Contracts - Principal on Last Scheduled
	Payments
	1.	Collected Principal					261,928.67
	2.	Repurchased Receivables Principal 			0.00
	3.	Repurchased Receivables Interest			0.00
	4.	Last Scheduled Payment Principal Collected Prior
		to Month of Maturity					261,928.67
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month					0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 				636,482.78
	2.	Specified Yield Supplement Account Balance		6,879,816.28
	3.	Deposit to Yield Supplement Account for
		Subsequent Receivables Sold This  Period		2,535,876.01
G.	Yield Supplement Over Collateralization				36,539,903.17
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances (or
			payments due prior to Cutoff Date)		19,261.86
		b.	Current Month Actuarial Advances 		22,610.73
		c.	Reimbursement of Actuarial Advances
			(or payments due prior to Cutoff Date)		9,237.24
		d.	Ending Actuarial Advances (or payments due
			prior to Cutoff Date)				32,635.35
	2.	Precomputed Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances	0.00
		b.	Current Month Last Scheduled Payment Advances	0.00
		c.	Reimbursement of Last Scheduled Payment
			Advances 					0.00
		d.	Ending Last Scheduled Payment Advances		0.00
	3.	Simple Interest Loans - Last Scheduled Payment
		Advances
		a.	Beginning Last Scheduled Payment Advances	0.00
		b.	Current Month Last Scheduled Payment Advance	0.00
		c.	Reimbursement of Last Scheduled Payment
			Advances					0.00
		d.	Ending Last Scheduled Payment Advances		0.00
	4.	Net Servicer Advances 					13,373.49
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead Account Balance	8,437.94
	2.	Payahead Balance of Loans Defaulted this Period		0.00
	3.	Deposit to Payahead Account for Subsequent
		Receivables Sold This  Period				8,740.89
	4.	Ending Payahead Balance 				63,993.01
J.	Rule of 78s Payment						0.00
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)		7.806%
L.	Weighted Average Remaining Maturity (WAM)			58.38
M.	Remaining Number of Receivables					29,675
N.	Delinquent Contracts	Contracts		Amount
	1.	30-59 Days
		Delinquent	519 	1.75%		12,809,802.87 	1.72%
	2.	60-89 Days
		Delinquent	12 	0.04%		379,308.78 	0.05%
	3.	90 Days or more
		Delinquent	0 	0.00%		0.00 	0.00%
O.	Net Loss and Defaulted Receivables
	Information
	1.	Vehicles Repossessed
		During Month 	23 			509,730.70
	2.	Loans Defaulted During
		the Month	1
	3.	Level Payment Principal Balance of
		Defaulted Receivables					32,109.26
	4.	Last Scheduled Payment Principal Balance of
		Defaulted Receivables					0.00
	5.	Level Payment Liquidation Proceeds			0.00
	6.	Last Scheduled Payment Liquidation Proceeds		0.00
	7.	Recoveries of Level Payment and Last Scheduled
		Payment on Previously Defaulted Receivables		0.00
P.	Pool Balances
	1.	Total Pool Balance					742,728,687.45
	2.	Level Pay Pool Balance					599,067,853.68
	3.	Last Scheduled Payment Pool Balance			143,660,833.77
	4.	Deferred Receivables					222,433,924.84
Q.	Principal Balance of Subsequent Receivables Sold This
	Period As of Subsequent Transfer Date
	1.	Level Pay Balance					210,099,237.40
	2.	Last Scheduled Payment Balance				36,403,758.98
	3.	Total Principal Balance					246,502,996.38

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income				15,913.88
B.	Collection Account Investment Income				3,798.51
C.	Payahead Account Investment Income				24.38
D.	Yield Supplement Account Investment Income			2,470.13
E.	Pre-Funding Account Investment Income				124,790.60
F.	Negative Carry Account Investment Income			1,221.64

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed Contracts
		(Level Payment Only) 					270,785.50
	2.	Collected Principal on Simple Interest
		Contracts (Level Payment Only)				6,558,511.71
	3.	Collected Interest on Simple Interest Contracts
		(Level Payment Only) 					2,616,953.50
		Subtotal						9,446,250.71

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)						261,928.67
C.	Net Change in Payahead Account Balance 				(8,437.94)
D.	Net Liquidation Proceeds and Recoveries Received 		0.00
E.	Principal and Interest on Purchased or
	Repurchased Contracts 						0.00
F.	Exclusion of Rule of 78's Payments 				0.00
G.	Net Servicer Advances/(Reimbursements) 				13,373.49
H.	Yield Supplement Amount 					636,482.78
I.	Net Investment Earning on the Pre-Funding Account		124,790.60
J.	Negative Carry Amount 						430,686.21
K.	Remaining Pre-Funded Amount Due to Noteholders			0.00
L.	Available Funds							$10,905,074.52

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent
			Receivables Sold This  Period			246,502,996.38
		2.	Adjusted Principal Balance of Subsequent
			Receivables Sold This  Period			239,740,801.35
		3.	Subsequent Cutoff Date for Subsequent
			Receivables Sold This  Period			30-Jun-02
		4.	Subsequent Transfer Date for Subsequent
			Receivables Sold This  Period			10-Jul-02
		5.	Deposit to Reserve Account for Subsequent
			Receivables Sold This  Period			10,188,984.06
		6.	Deposit to Yield Supplement Account for
			Subsequent Receivables Sold This  Period	2,535,876.01
		7.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period			8,740.89
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period			239,740,801.35
	B.	End of Pre-Funding Period (if balance in Pre-Funding
		Account balance is $100,000 or greater)			16-Dec-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount			239,740,801.35
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period			239,740,801.35
		3.	Deposit to Reserve Account for Subsequent
			Receivables Sold This  Period			10,188,984.06
		4.	Deposit to Yield Supplement Account for
			Subsequent Receivables Sold This  Period	2,535,876.01
		5.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period			8,740.89
		6.	Remaining Pre-Funded Amount Payable to
			Noteholders					0.00
		7.	Remaining Pre-Funding Amount (excl. Reserve
			& Yield Supplement Amount)			0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount
			for the Current Period
			a.  Accrued Note Interest for this Period	2,222,231.24
			b.  Pre-Funded Amount (excl. Reserve &
			Yield Supplement Amount)			239,740,801.35
			c.  Pre-Funded Percentage			25.00%
			d.  Net Investment Earnings on the
			Pre-Funded Amount				124,790.60
			e.  Negative Carry Amount for the Current
			Period						430,686.21
		2.	Calculation Maximum Negative Carry Amount
			a.  Weighted Average Rate based on Ending
			Note Balances					3.2199%
			b.  Note Percentage based on Ending Note
			Balances					92.44%
			c.  Actual Number of Days from Payment
			Date to End of Pre-Funding Period		159
			d.  Maximum Negative Carry Amount		0.00
		3.	Required Negative Carry Account Balance		0.00
	E. 	Total Subsequent Receivables Sold as of Related
		Cutoff Dates
		1.	Level Pay Balance				210,099,237.40
		2.	Last Scheduled Payment Balance			36,403,758.98
		3.	Total						246,502,996.38
	F.	Total Initial and Subsequent Receivables Sold as of
		Related Cutoff Dates
		1.	Level Pay					816,015,140.00
		2.	Last Scheduled					180,326,521.43
		3.	Total						996,341,661.43
	G.	Specified Reserve Balance				40,761,879.48

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal				6,411,265.86
	2.	Principal Carrryover Shortfall				0.00
	3.	Total Principal Distribution Amount			6,411,265.86
B.	Total Required Payment
	1.	Total Servicing Fee  					481,209.73
	2.	Accrued Note Interest  Due
		a.	Class A-1					125,316.97
		b.  	Class A-2					531,960.00
		c. 	Class A-3 					479,750.56
		d.	Class A-4					706,513.89
		e.	Class B						234,526.10
		f.	Class C						144,163.72
		g.	Total Accrued Note Interest			2,222,231.24
	3.	Principal Distribution Amount Due
		a.	Class A-1 					6,411,265.86
		b.  	Class A-2 					0.00
		c. 	Class A-3					0.00
		d.	Class A-4					0.00
		e.	Class B 					0.00
		f.	Class C						0.00
		g.	Total Principal Distribution Amount		6,411,265.86
	4.	Total Required Payment 					9,114,706.83
	5.	Available Funds						10,905,074.52
	6.	Reserve Account TRP Draw Amount				0.00
	7.	Total Available Funds					$9,114,706.83
C.	Current Period Payments
	1.	Servicing Fee paid					481,209.73
	2.	Interest Paid
		a.	Class A-1 					125,316.97
		b.  	Class A-2 					531,960.00
		c. 	Class A-3 					479,750.56
		d.	Class A-4					706,513.89
		e.	Class B						234,526.10
		f.	Class C						144,163.72
		g.	Total Interest Paid				2,222,231.24
	3.	Remaining Available Funds				6,411,265.86
	4.	Principal Payments
		a.	Class A-1 					6,411,265.86
		b.  	Class A-2 					0.00
		c. 	Class A-3 					0.00
		d.	Class A-4					0.00
		e.	Class B						0.00
		f.	Class C						0.00
		g.	Total Principal Payments			6,411,265.86
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 					0.00
		b.  	Class A-2 					0.00
		c. 	Class A-3 					0.00
		d.	Class A-4					0.00
		e.	Class B						0.00
		f.	Class C						0.00
		g.	Total Interest Carryover Shortfall		0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 					0.00
		b.  	Class A-2 					0.00
		c. 	Class A-3 					0.00
		d.	Class A-4					0.00
		e.	Class B						0.00
		f.	Class C						0.00
		g.	Total Principal Carryover Shortfall		0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance			30,572,895.42
	3.	Plus: Reserve Account Investment Income			15,913.88
	4.	Less: Reserve Account Advance Draw Amount		0.00
	5.	Less: Reserve Account TRP Draw Amount			0.00
	6.	Reserve Account Balance before Deposit to
		Reserve Account						40,777,793.36
	7.	Specified Reserve Account Balance			40,761,879.48
	8.	Amount Necessary to Reinstate Reserve Account
		to Specified Reserve Balance 				0.00
	9.	Funds Available for Deposit to Reserve Account		1,790,367.69
	10.	Amount Deposited to Reserve Account			0.00
	11.	Reserve Account Investment Income Released
		to Seller						15,913.88
	12.	Ending Reserve Account Balance				40,761,879.48
F.	Turbo Principal Payment
	1.	Funds Available for Accelerated Principal Payment	1,790,367.69
	2.	Accelerated Principal Payments				0.00
		a.	Class A-1 					1,790,367.69
		b.  	Class A-2 					0.00
		c. 	Class A-3 					0.00
		d.	Class A-4					0.00
		e.	Class B						0.00
		f.	Class C						0.00
		g.	Total Turbo Principal Distribution Amount	1,790,367.69
F.	Excess Funds Deposited to Certificate Distribution Account	0.00
G.	Total Distributions						$10,905,074.52


VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	$749,838,665.05		$989,231,683.83
	2.	Total Pool Factor	1.0000000 		1.3192594
	3.	Level Payment Pool
		Balance			605,915,902.60 		809,167,091.08
	4.	Level Payment
		Pool Factor		1.0000000 		1.3354446
	5.	Last Scheduled Payment
		Pool Balance		143,922,762.45 		180,064,592.75
	6.	Note Balance
		a.	Class A-1 	94,169,000.00 		85,967,366.45
		b.  	Class A-2 	279,000,000.00 		279,000,000.00
		c. 	Class A-3 	181,000,000.00 		181,000,000.00
		d.	Class A-4	227,500,000.00 		227,500,000.00
		e.	Class B		69,535,000.00 		69,535,000.00
		f.	Class C		35,966,000.00 		35,966,000.00
		g.	Total		887,170,000.00 		878,968,366.45
	7.	Pool Factor
		a.	Class A-1 	1.0000000 		0.9129052
		b.  	Class A-2 	1.0000000 		1.0000000
		c. 	Class A-3 	1.0000000 		1.0000000
		d.	Class A-4	1.0000000 		1.0000000
		e.	Class B		1.0000000 		1.0000000
		f.	Class C		1.0000000 		1.0000000
	8.	Certificate Balance	71,933,046.52 		71,933,046.52
	9.	Certificate Pool
		Factor			1.0000000 		1.0000000
	10.	Total Note and
		Certificate Balance	959,103,046.52		950,901,412.97
	11.	Yield Supplement Over
		Collatralization	30,476,419.88		36,539,903.17

B.	Portfolio Information
	1.	Weighted Average Coupon of
		Portfolio (WAC)		7.804% 			7.965%
	2.	Weighted Average
		Remaining Term to
		Maturity of
		Portfolio (WAM) 	60.00 			58.47
	3.	Remaining Number
		of Receivables		29,771 			39,666

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period			32,109.26
B.	Realized Losses for Collection Period Less
	Recoveries						32,109.26
C.	Cumulative Losses for all Periods  			32,109.26
D	Delinquent and Repossessed Contracts
				Contracts		Amount
	1.	30-59 Days
		Delinquent	519 		1.75%	$12,809,802.87 	1.72%
	2.	60-89 Days
		Delinquent	12 		0.04%	$379,308.78 	0.05%
	3.	90 Days or more
		Delinquent	0 		0.00%	$0.00 	0.00%
	4.	Vehicles Repossessed
		During Collection
		Period		23 			$509,730.70


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period		0.00%
	2.	Preceding Collection Period			0.00%
	3.	Current Collection Period 			0.00%
	4.	Three Month Average 				0.00%

B.	Annualized Net Loss					0.05%

C.	Ratio of Balance of Contracts Delinquent 60
	Days or More to the Pool Balance as of the End
	of the Collection Period.
	1.	Second Preceding Collection Period		0.00%
	2.	Preceding Collection Period			0.00%
	3.	Current Collection Period 			0.05%
	4.	Three Month Average 				0.02%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections			9,708,179.38
	2.	Yield Supplement Amount from MMCA		636,482.78
	3.	Net Servicer Advances (if positive) 		13,373.49
	4.	Reserve Account Draw for Total Required
		Payment 					0.00
	5.	Deposit from Payahead Account  			0.00
	6.	Collection Account Investment Income  		3,798.51
	7.	Transfer of Negative Carry Amount from
		Negative Carry Account				430,686.21
	8.	Transfer of Net Earnings on
		Pre-Funding Account				124,790.60
	9.	Transfer of Prefunding Account Balance due
		to End of Pre-Funding Period			0.00
	10.	Total Transfers Into Collection Account		$10,917,310.97
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee			481,209.73
		b.	Rule of 78's Payment			0.00
		c.	Net Reimbursement of Servicer
			Advance or Payments Due Prior
			to Cutoff Date				0.00
		d.	Less:  Total Principal and Interest
			on Repurchases (Netted from Amounts
			Due Servicer) 				0.00
		e.	Total To Servicer (Net of Total
			Repurchases)				481,209.73

	2.	Total Required Payment Distributed
		(Net of Total Servicing Fee)			8,633,497.10
	3.	Turbo Principal Payment Distributed		1,790,367.69
	4.	Deposit to Payahead Account 			8,437.94
	5.	Deposit to Reserve Account 			0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds				0.00
		b.	Collection Account Investment Income	3,798.51
		c.	Total to Certificate
			Distribution Account			3,798.51
	7.	Total Transfers from Collection Account		$10,917,310.97

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account			30,572,895.42
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 	0.00
	2.	Reserve Account Investment Income 		15,913.88
	3.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			10,188,984.06
	4.	Total Transfers Into Reserve Account		10,204,897.94
C.	Total Transfers In and Beginning Balance		$40,777,793.36
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount				0.00
	2.	Transfer to Collection Account for Reserve
		Account TRP Draw Amount  			0.00
	3.	Reserve Account Investment Income to
		Seller (MART)  					15,913.88
	4.	Total Transfers From Reserve Account		15,913.88
E.	Ending Balance						40,761,879.48
F.	Total Distributions and Ending Balance			$40,777,793.36

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account			46,814.18
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 	8,437.94
	2.	Payahead Account Investment Income 		24.38
	3.	Transfer from Prefunding Account for
		Subsequent Receivables				8,740.89
	4.	Total Transfers Into Payahead Account		17,203.21
C.	Total Transfers In and Beginning Balance		$64,017.39
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 	0.00
	2.	Transfer Investment Income to Servicer 		24.38
	3.	Total Transfers From Payahead Account		24.38
E.	Payahead Account Ending Balance 			63,993.01
F.	Total Distributions and Ending Balance			$64,017.39

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 		4,745,504.50
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   	2,470.13
	2.	Transfer from Prefunding Account for
		Subsequent Receivables Sold			2,535,876.01
	3.	Total Transfers Into Yield Supplement Account	2,538,346.14
C.	Total Transfers and Beginning Balance  			$7,283,850.64
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection
		Account (if not paid by MMCA) 			0.00
	2.	Transfer Investment Income to Seller (MART)  	2,470.13
	3.	Transfer Reduction in Specified Yield
		Supplement Account Balance to Seller (MART)	401,564.23
	4.	Total Transfers From Yield Supplement
		Account						404,034.36
E.	Specified Yield Supplement Account Ending Balance 	6,879,816.28
F.	Total Distributions and Ending Balance			$7,283,850.64

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less Servicing
		Fee & Net Swap Pmt) from Collection Acct	8,633,497.10
	2.	Turbo Principal Payment Distributed
		from Collection Account				1,790,367.69
	3.	Total Transfers Into Note Payment Account	10,423,864.79
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 				8,326,950.52
		b.  	Class A-2 				531,960.00
		c. 	Class A-3 				479,750.56
		d.	Class A-4				706,513.89
		e.	Class B					234,526.10
		f.	Class C					144,163.72
		g.	Total Payments to Noteholders		10,423,864.79
	2.	Ending Balance of Note Payment Account		0.00
C.	Total Distributions and Ending Balance			$10,423,864.79

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection
		Account						0.00
	2.	Collection Account Investment Income		3,798.51
	3.	Total Transfers into Certificate
		Distribution Account				3,798.51
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders			3,798.51
	2.	Ending Balance					0.00
C.	Total Distributions and Ending Balance			$3,798.51

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account		239,740,801.35
B.	Pre-Funding Account Investment Income			124,790.60
C.	Total Transfers In and Beginning Balance		$239,865,591.95
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection
		Account						124,790.60
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables				10,188,984.06
	3.	Transfer to Yield Supplement Account for
		Sale of Subsequent Receivables			2,535,876.01
	4.	Transfer to Payahead Account for Sale of
		Subsequent Receivables				8,740.89
	4.	Transfer to Seller (MART) for Sale of
		Subsequent Receivables				227,007,200.39
	6.	Transfer to Collection Account of
		Remaining Balance Due Noteholders		0.00
	7.	Total Transfers From Pre-Funding Account	239,865,591.95
E.	Pre-Funding Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$239,865,591.95

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account		2,346,941.20
B.	Negative Carry Account Investment Income		1,221.64
C.	Total Transfers In and Beginning Balance		$2,348,162.84
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to
		Collection Account				430,686.21
	2.	Release Investment Income from Negative
		Carry Account to Seller (MART)			1,221.64
	3.	Release Excess Funds from Negative Carry
		Account to Seller (MART)			1,916,254.99
	4.	Total Transfers From Negative Carry Account	2,348,162.84
E.	Negative Carry Account Ending Balance			0.00
F.	Total Distributions and Ending Balance			$2,348,162.84

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account				10,423,864.79
	2.	To Servicer (MMCA) 				481,209.73
	3.	To Payahead Account				8,437.94
	4.	To Reserve Account 				0.00
	5 	To Certificate Distribution Account		3,798.51
	6.	Total Distributions From Collection Account	$10,917,310.97

B.	Distributions From Reserve Account
	1.	To Collection Account 				0.00
	2.	To Seller (MART)				15,913.88
	3.	To Servicer (MMCA)				0.00
	4.	Total Distributions From Reserve Account 	15,913.88

C.	Distributions From Payahead Account
	1.	To Collection Account				0.00
	2.	Investment Income to Servicer (MMCA) 		24.38
	3.	Total Distributions From Payahead Account	24.38

D.	Distributions From Yield Supplement Account
	1.	To Collection Account				0.00
	2.	Investment Income to Seller (MART)		2,470.13
	3.	Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)		401,564.23
	4.	Total Distributions From Yield
		Supplement Account				404,034.36

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account				10,188,984.06
	2.	To Yield Suplement Account			2,535,876.01
	3.	To Collection Account				124,790.60
	4.	To Payahead Account				8,740.89
	4.	To Seller for Sale of Subsequent Receivables	227,007,200.39
	5.	Total Distributions from Negative
		Carry Account					239,865,591.95

F.	Distributions From Negative Carry Account
	1.	To Collection Account				430,686.21
	2.	To Seller (MART)				1,917,476.63
	3.	Total Distributions from Negative Carry
		Account						2,348,162.84

G.	Total Distributions From All Accounts			$253,551,038.38
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account				10,423,864.79
	2.	Servicer (MMCA)					481,234.11
	3.	Seller (MART)					229,344,625.26
	4.	Collection Account 				555,476.81
	5.	Certificate Distribution Account		3,798.51
	6.	Reserve Account					10,188,984.06
	7.	Payahead Account				17,178.83
	8.	Yield Supplement Account			2,535,876.01
	9.	Total Distributions From All Accounts		$253,551,038.38